UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 3, 2011
CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25505 West Twelve Mile Road,
Southfield, Michigan	48034-8339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 248-353-2700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.F.144
EX-4.F.145
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
On March 3, 2011, Credit Acceptance Corporation (referred to as the “Company,” “we,” “our,” or “us”) issued $100.0 million aggregate principal amount of its 9.125% First Priority Senior Secured Notes due 2017 (“senior secured notes”) at an issue price of 106% of the principal amount. The newly-issued $100.0 million of senior secured notes, referred to in this report as the “additional notes,” were issued as additional senior secured notes under an indenture (the “Indenture”), dated as of February 1, 2010 (the “2010 Indenture”), among the Company; the Company’s subsidiaries Buyers Vehicle Protection Plan, Inc. and Vehicle Remarketing Services, Inc. (the “Guarantors”); and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to which on February 1, 2010 the Company issued $250.0 million aggregate principal amount of senior secured notes (the “prior notes”), which remain outstanding. The 2010 Indenture, as amended or supplemented, is referred to in this report as the “Indenture.” The additional notes have the same terms as the prior notes, other than issue price and issue date, and, together with the prior notes and any further senior secured notes that may be issued under the Indenture, will be treated as a single class under the Indenture. The description of the Indenture and the senior secured notes contained in this report is qualified in its entirety by reference to the complete text of the 2010 Indenture, which is included as Exhibit 4(f)(129) to this report and incorporated by reference herein, and the first supplemental indenture to the 2010 Indenture, which is filed as Exhibit 4(f)(144) to this report and incorporated by reference herein.
The senior secured notes mature on February 1, 2017 and bear interest at a rate of 9.125% per annum, computed on the basis of a 360-day year composed of twelve 30-day months and payable semi-annually on February 1 and August 1 of each year. Interest on the additional notes accrues from February 1, 2011, and the first interest payment date for the additional notes is August 1, 2011.
The senior secured notes are guaranteed on a senior secured basis by the Guarantors, which are also guarantors of obligations under the Fourth Amended and Restated Credit Agreement, dated February 7, 2006, among the Company, the lenders which are parties thereto from time to time (collectively, the “Banks”) and Comerica Bank, as administrative agent, as amended (the “Credit Agreement”). Other existing and future subsidiaries of the Company may become guarantors of the senior secured notes in the future. The Indenture provides for a guarantor of the senior secured notes to be released from its obligations under its guarantee of the senior secured notes, or “note guarantee,” under specified circumstances.
The senior secured notes and the Guarantors’ note guarantees are secured on a first-priority basis (subject to specified exceptions and permitted liens), together with all indebtedness outstanding from time to time under the Credit Agreement and, under certain circumstances, other future indebtedness, by a security interest in substantially all of the assets of the Company and the Guarantors, subject to certain exceptions such as real property, cash (except to the extent it is deposited with the collateral agent), certain leases and equity interests of the Company’s subsidiaries (other than those of specified subsidiaries including the Guarantors). The assets of the Company and the Guarantors securing the senior secured notes and the note guarantees (the “notes collateral”) will not include our assets transferred to special purpose subsidiaries in connection with securitization transactions and will generally be the same as the collateral securing indebtedness under the Credit Agreement and, under certain circumstances, other future indebtedness, subject to certain limited exceptions as provided in the Fourth Amended and Restated Security Agreement, dated as of February 1, 2010, among the Company, the Guarantors and Comerica Bank, as collateral agent (the “Security Agreement”), and the Amended and Restated Intercreditor Agreement, dated as of February 1, 2010, among the Company, the Guarantors, representatives of the Secured Parties thereunder and Comerica Bank, as administrative agent under the Original Credit Agreement (as defined therein) and as collateral agent (the “Intercreditor

Agreement”). The description of the Security Agreement and the Intercreditor Agreement contained in this report is qualified in its entirety by reference to the complete text of the Security Agreement, which is included as Exhibit 4(f)(132) to this report and incorporated by reference herein, and the Intercreditor Agreement, which is included as Exhibit 4(g)(6) to this report and incorporated by reference herein.
The notes collateral may be released under specified circumstances, including in connection with our permitted securitizations. Under the terms of the Intercreditor Agreement, the Banks, or, in certain circumstances, holders of the senior secured notes or of certain permitted future secured indebtedness, will have the sole ability to direct the collateral agent as to the exercise of remedies (including any sale or liquidation after acceleration of the senior secured notes or indebtedness under the Credit Agreement) with respect to the notes collateral, subject to certain exceptions. The Intercreditor Agreement requires that proceeds from any exercise of rights in the collateral, after the payment of certain expenses, be distributed to the representatives of the secured parties for application to their underlying secured obligations.
The Company may redeem some or all of the senior secured notes, at its option, at any time and from time to time on and after February 1, 2014, at a redemption price (expressed as a percentage of the principal amount of the senior secured notes to be redeemed) of 104.563%, declining to 102.281% on February 1, 2015 and declining to par on February 1, 2016, in each case plus accrued and unpaid interest, if any, to the redemption date. At any time and from time to time prior to February 1, 2014, the Company may redeem some or all of the senior secured notes at a price equal to 100% of the principal amount of the senior secured notes redeemed, plus a “make-whole” premium set forth in the Indenture and accrued and unpaid interest, if any, to the redemption date. In addition, at any time on or prior to February 1, 2013, the Company may redeem up to 35% of the aggregate principal amount of the senior secured notes with the net cash proceeds of certain equity offerings at a redemption price of 109.125% of the principal amount of the senior secured notes redeemed, plus accrued and unpaid interest, if any, to the redemption date.
If the Company experiences specified change of control events, the Company must offer to repurchase the senior secured notes at an offer price equal to 101% of the aggregate principal amount of the senior secured notes to be repurchased, plus accrued and unpaid interest, if any, to the applicable repurchase date. Under specified circumstances, the Indenture requires the Company to use net proceeds from certain dispositions of assets to offer to repurchase senior secured notes at a repurchase price equal to 100% of the principal amount of the senior secured notes repurchased, plus accrued and unpaid interest, if any, to the applicable repurchase date.
The Indenture requires that the Company maintain a ratio of consolidated funded debt to consolidated tangible net worth of no more than 3.25 to 1.0 as of the end of each fiscal quarter and a collateral coverage ratio of at least 1.25 to 1.0. The Indenture also contains covenants that limit the ability of the Company and its subsidiaries to, among other things: (i) incur or guarantee additional indebtedness; (ii) pay dividends or purchase capital stock; (iii) make investments; (iv) sell assets; (v) incur liens; (vi) merge, consolidate or sell all or substantially all of their assets; and (vii) enter into transactions with affiliates. These covenants are subject to a number of important limitations and exceptions.
The Indenture provides for customary events of default. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding senior secured notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the then outstanding senior secured notes may declare all the senior secured notes to be due and payable immediately.

In connection with the issuance of the additional notes, the Company and the Guarantors entered into a registration rights agreement, dated March 3, 2011, with a representative on behalf of the initial purchasers of the additional notes. Under the registration rights agreement, if additional notes constituting Transfer Restricted Securities (as such term is defined in the registration rights agreement) remain outstanding on the date falling 400 days after the issue date of the additional notes, the Company will be required to file a registration statement with the Securities and Exchange Commission (the “SEC”) with respect to an offer to exchange the additional notes for newly-issued senior secured notes (“exchange notes”) having terms substantially identical in all material respects to those of the additional notes (except the exchange notes will not contain terms with respect to transfer restrictions) or, under specified circumstances, to file a shelf registration statement with the SEC covering resales of the additional notes. The description of the registration rights agreement contained in this report is qualified in its entirety by reference to the complete text of the registration rights agreement, a copy of which is filed as Exhibit 4(f)(145) to this report and incorporated by reference herein.
The additional notes and the related note guarantees have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the additional notes or the related note guarantees in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
We intend to use the net proceeds of the offering of the additional notes, together with borrowings under the Credit Agreement, to fund the purchase of shares of our common stock in the tender offer announced February 9, 2011 (the “tender offer”) and the payment of transaction fees and expenses relating to the tender offer. In the event that the net proceeds from the offering of the additional notes exceed the amount required to purchase shares of our common stock in the tender offer and to pay related fees and expenses, which could occur if the tender offer is not consummated for any reason or if the number of shares properly tendered and not properly withdrawn in the tender offer is sufficiently small, we intend to use that excess for general corporate purposes, which may include repayment of debt, expansion of our operations, share repurchases or other uses. In accordance with the terms of the Credit Agreement, we will initially apply the net proceeds from the offering of the additional notes, pending their application as described above, to repay borrowings under the Credit Agreement, to the extent of such borrowings, without reducing the Banks’ commitments thereunder. Amounts so repaid may be reborrowed, subject to the terms of the Credit Agreement.
Certain of the initial purchasers of the additional notes and their affiliates have from time to time performed and may in the future perform various financial advisory, commercial banking, investment banking and other related services for us and our affiliates in the ordinary course of business, for which they have received or will receive customary compensation. Affiliates of certain of the initial purchasers of the additional notes are lenders under the Credit Agreement. An affiliate of one such initial purchaser of the additional notes is a lender under our $75.0 million secured warehouse facility. An entity administered by another initial purchaser of the additional notes and an affiliate of such initial purchaser are a lender and its liquidity agent, respectively, under our $325.0 million secured warehouse facility. In addition, certain initial purchasers of the additional notes and their affiliates are parties to our asset-backed secured financings. Those affiliates of the initial purchasers of the additional notes that are lenders under the Credit Agreement will receive proceeds from the offering of the additional notes as repayment of our borrowings under the Credit Agreement, and certain of the initial purchasers of the additional notes and/or their affiliates are holders of our common stock and may receive proceeds from the offering of the additional notes in connection with the tender offer.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.
Item 8.01. Other Events.
On March 3, 2011, the Company issued a press release announcing the consummation of its previously-announced offering of $100.0 million of its 9.125% First Priority Senior Secured Notes due 2017. The press release is filed as Exhibit 99.1 to this report and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

4(f)(129)	Indenture, dated as of February 1, 2010, among the Company, the Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4(f)(129) to the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2010).

4(f)(132)	Fourth Amended and Restated Security Agreement, dated as of February 1, 2010, among the Company, the other Debtors party thereto and Comerica Bank, as collateral agent (incorporated by reference to Exhibit 4(f)(132) to the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2010).

4(f)(144)	First Supplemental Indenture, dated as of March 3, 2011, among the Company, the Guarantors named therein and U.S. Bank National Association, as trustee.

4(f)(145)	Registration Rights Agreement, dated March 3, 2011, among Credit Acceptance Corporation, Buyers Vehicle Protection Plan, Inc., Vehicle Remarketing Services, Inc. and the representative of the initial purchasers of the Company’s 9.125% First Priority Senior Secured Notes due 2017 issued on March 3, 2011.

4(g)(6)	Amended and Restated Intercreditor Agreement, dated as of February 1, 2010, among Credit Acceptance Corporation, the other Grantors party thereto, representatives of the Secured Parties thereunder and Comerica Bank, as administrative agent under the Original Credit Agreement (as defined therein) and as collateral agent (incorporated by reference to Exhibit 4(g)(6) to the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2010).

99.1	Press release dated March 3, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION
	By:	/s/ Douglas W. Busk
Douglas W. Busk
March 3, 2011		Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4(f)(129)	Indenture, dated as of February 1, 2010, among the Company, the Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4(f)(129) to the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2010).

4(f)(132)	Fourth Amended and Restated Security Agreement, dated as of February 1, 2010, among the Company, the other Debtors party thereto and Comerica Bank, as collateral agent (incorporated by reference to Exhibit 4(f)(132) to the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2010).

4(f)(144)	First Supplemental Indenture, dated as of March 3, 2011, among the Company, the Guarantors named therein and U.S. Bank National Association, as trustee.

4(f)(145)	Registration Rights Agreement, dated March 3, 2011, among Credit Acceptance Corporation, Buyers Vehicle Protection Plan, Inc., Vehicle Remarketing Services, Inc. and the representative of the initial purchasers of the Company’s 9.125% First Priority Senior Secured Notes due 2017 issued on March 3, 2011.

4(g)(6)	Amended and Restated Intercreditor Agreement, dated as of February 1, 2010, among Credit Acceptance Corporation, the other Grantors party thereto, representatives of the Secured Parties thereunder and Comerica Bank, as administrative agent under the Original Credit Agreement (as defined therein) and as collateral agent (incorporated by reference to Exhibit 4(g)(6) to the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2010).

99.1	Press release dated March 3, 2011.